SYNCORA HOLDINGS LTD.

CODE OF BUSINESS CONDUCT
AND ETHICS

December 3, 2008

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Page

COMPLIANCE DIRECTOR	22

REGIONAL COMPLIANCE OFFICERS	22

COMPLIANCE ATTORNEYS	22

COMPLIANCE HOTLINE NUMBERS	22

CODE OF ETHICS FOR SYNCORA SENIOR FINANCIAL OFFICERS FOR 2008	23

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BUSINESS CONDUCT AND ETHICS

All references to the General Counsel herein shall include the General Counsel or such other person as the Syncora Holdings Ltd. Board of Directors or Audit Committee designates to discharge the responsibilities of the General Counsel set forth herein.

INTRODUCTION

               Syncora Holdings Ltd. and all entities controlled by Syncora Holdings Ltd. (together with Syncora Holdings Ltd., “Syncora” or the “Company”) have a strong commitment to the development of an organizational culture that encourages the highest standards of ethical conduct and compliance with all applicable laws. The Company strives to promote honest conduct and ethical business conduct by all Employees (as defined below) and compliance with the laws that govern the conduct of our businesses worldwide. We believe that a commitment to honesty, ethical conduct and integrity is a valuable asset that builds trust with our customers, suppliers, employees, shareholders and the communities in which we operate. To implement our commitment, we have developed this code of business conduct and ethics (the “Code”) and policy statements regarding the Code (the “Policy Statements”). Also, we have established a compliance program (the “Compliance Program”) intended to ensure that we have in place policies and systems designed to prevent and detect violations. By design the Code and Policy Statements go beyond the requirements of applicable laws in certain respects. Our worldwide activities subject us to the laws of many jurisdictions. In some instances there may be differences between the laws of two or more countries. In that event you must consult with the Compliance Director to understand how to reconcile any apparent conflict. This Code does not constitute a contract of employment, but has been designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships and avoidance of conflicts of interest.

SCOPE

               This Code and the Policy Statements apply to all controlled companies (as defined below) and all employees (including temporary employees), officers and directors of Syncora and such entities except where the application of certain requirements to non-management directors would be inappropriate (collectively, “Employee(s)”). In addition, anyone who acts on Syncora’s behalf as a consultant or agent is expected to comply with the underlying principles of the Code when conducting business on behalf of the Company and the Company will distribute the Code and Policy Statements to such consultants and agents as appropriate. For the purposes of the Code and Policy Statements, a “controlled company” is one in which a Syncora company (or companies) owns an interest in excess of 50% or is otherwise designated as a controlled company by the Compliance Director. In addition to the Code and the Policy Statements, Senior Financial Officers are also subject to the Code of Ethics for Senior Financial Officers, attached hereto as Annex A.

               As to companies affiliated with Syncora but that do not fall within the definition of controlled company above, Company policy is to distribute the Code, Policy Statements and Compliance Program to such affiliates and urge that they have in force similar polices and procedures to secure compliance with the principles of business integrity and ethics set forth in this Code and the Policy Statements.

COMPLIANCE PROGRAM RESOURCES

               As part of our Compliance Program, we have appointed a Compliance Director, regional compliance officers, and compliance attorneys and personnel whose names and telephone numbers are found at the back of this Code and are published on the Company intranet or will be provided to employees via email or other means. We have also established confidential compliance “Hotlines.” These resources are available to report violations and may be used to address questions concerning the Code, Policy Statements and the Compliance Program. We encourage all Employees to ask questions regarding the application of the Code or the Policy Statements. Employees may direct such questions to their manager (in the absence of an actual or potential conflict of interest), a compliance attorney, regional compliance officer, the Compliance Director or through a compliance hotline. There are many types of ethical dilemmas that can arise in the working environment. The Code cannot address each and every situation, and so it is always recommended that Employees seek further guidance where required.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

               It is the Company’s policy to comply with all applicable laws, rules and regulations. Many of the Company’s operating subsidiaries are subject to regulation in their territories of operation, the financial services industry being among the most highly regulated. The Code and Policy Statements provide for compliance with the laws and regulations that apply to our business but do not cover regulatory compliance in detail. Regulatory compliance is overseen at a regulated entity level with each regulated entity having designated regulatory compliance staff or resources available to it.

               Beyond the strictly legal aspects involved, Employees at all times are expected to act honestly and maintain the highest standards of ethics and business conduct, consistent with the professional image of the Company.

RESPONSIBILITIES

               Employees individually are ultimately responsible for their compliance with the Code and Policy Statements. Every manager will also be responsible for administering the Code and Policy Statements as they apply to Employees and operations within each manager’s area of supervision. Managers should coordinate these tasks with appropriate compliance personnel and may not delegate these responsibilities.

REPORTING

               Employees who observe or become aware of a situation that they believe to be illegal, unethical or otherwise a violation of the Code and/or Policy Statements, including situations which could implicate the Company in unlawful conduct by others, have an obligation to notify their supervisor, manager, a compliance attorney, regional compliance officer, Compliance Director, or to call the local compliance hotline. Violations involving a manager should be reported directly to compliance personnel, not to or through the manager. When a manager receives a report of a violation, it will be the manager’s responsibility to handle the matter in consultation with the regional compliance officer. Matters relating to accounting or auditing or fraud within or against the Company should be reported directly to the Compliance Director or to the local compliance hotline or by calling the telephone numbers found at the back of this Code and on the intranet (or otherwise provided to Employees). You may use the compliance hotline to report violations of the Code and/or Policy Statements, as well as for complaints relating to audit, internal controls or accounting matters. Reports, calls or e-mails received through the compliance hotline or otherwise will be treated fairly and respectfully. If an Employee making a report wishes to remain anonymous, all reasonable steps will be taken to keep his or her identity confidential. All communications will be taken seriously, and, if warranted, any reports of violations will be investigated.

               Syncora will not tolerate retaliation for reports made in good faith and no adverse employment action will be taken against any employee making a good faith report. Any supervisor, manager or other Employee intimidating or imposing sanctions on an Employee will be disciplined, up to and including termination. If an allegation is made frivolously, in bad faith, maliciously, or for personal gain, disciplinary action may be taken against the person.

               Employees should know that it is a crime to retaliate against a person, including with respect to their employment, for providing truthful information to a law enforcement officer relating to the possible commission of any federal offense. Employees who believe that they have been retaliated against by the Company, its Employees, contractors, subcontractors or agents, for providing information to or assisting in an investigation conducted by a federal agency, Congress or a person with supervisory authority over the Employee (or another Employee who has the authority to investigate or terminate misconduct) in connection with conduct that the Employee reasonably believes constitutes a violation of federal criminal fraud statutes or any rule or regulation of the Securities and Exchange Commission, may file a complaint with the Secretary of Labor, or in federal court if the Secretary does not take action in a timely manner.

               In order to ensure that the conduct of all investigations conducted by the Company comply with applicable legal requirements, the Compliance Director, in consultation with the General Counsel or other appropriate legal counsel shall be consulted before the initiation of any investigation.

TRAINING

               To ensure that all Employees understand their responsibilities under the Code and Policy Statements, the Compliance Program includes training requirements. New Employees will receive introductory training on the principles of the Code and Policy Statements as part of their orientation. All Employees will receive compliance training at least annually. All Employees whose functions or responsibilities involve compliance with the laws, regulations or standards of conduct applicable to our operations may receive additional specialized training, including participation in periodic training sessions as appropriate or required.

ACKNOWLEDGEMENT AND CERTIFICATION

               The Code and the Compliance Program are available in printed form and also on (a) the Company’s website and (b) the intranet or alternatively, via email. The Policy Statements are available only on the Company intranet or alternatively, via email. All Employees must read and understand the Code and are encouraged to read the Policy Statements. Managers and certain Employees, who will be identified by the Compliance Director are required to read and understand the Policy Statements as well. On an annual basis, all permanent employees and directors are required to complete an Acknowledgment form regarding compliance with the Code.

PROCEDURES REGARDING WAIVERS

               Because of the importance of the matters covered by the Code and Policy Statements, waivers will be granted only in limited circumstances and where circumstances would support a waiver. Waivers of the Code or Policy Statements for Employees other than Executive Officers or Directors of Syncora may only be made by the Compliance Director, the US Regional Compliance Director or the General Counsel who may act individually or together. Waivers of the Code or Policy Statements, however, for Executive Officers or Directors of Syncora may only be made by the Board of Directors of Syncora or appropriate Board Committee and will be disclosed promptly and appropriately disclosed to Syncora shareholders in accordance with applicable law.

THE CODE OF BUSINESS CONDUCT AND ETHICS

A.          CONDUCT AND DISCIPLINE

              See Policy Statements

We strive to provide a positive, intellectually stimulating and collaborative environment for our Employees where performance, contribution and adherence to Syncora’s standards are recognized and rewarded and where there is equal opportunity for creativity, growth and development. In order to help achieve these aims, the Company has adopted the Code and Policy Statements, which establish rules and standards regarding Employee behavior. Violation of the rules and standards embodied in the Code and Policy Statements will not be tolerated and will subject those responsible to disciplinary action.

B.          REPORTING OF UNETHICAL BEHAVIOR
              AND POLICY AGAINST RETALIATION

             See Policy Statements

Employees should talk to supervisors, managers, a compliance attorney, a regional compliance officer, the Compliance Director or other appropriate personnel, or call the local compliance hotline, when in doubt about what the best course of action is in a particular situation. Additionally, employees should report violations of laws, rules, regulations, the Code or the Policy Statements to a compliance officer. The Company will not tolerate retaliation for reports made in good faith. No adverse employment action will be taken for any employee making a good faith report.

C.          HONEST AND FAIR DEALING, CONFLICT OF
              INTEREST, CORPORATE OPPORTUNITY AND
              PROTECTION AND PROPER USE OF
              COMPANY ASSETS

              See Policy Statements

Employees must endeavor to deal honestly, ethically and fairly with the Company’s customers, suppliers, competitors and other employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of confidential or privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

Unfair dealing is not only unethical but, in some circumstances, such conduct may give rise to allegations of fraud and thereby expose employees and the Company to criminal and/or civil liability for an alleged violation of anti-fraud laws or possibly, antitrust laws. See Policy Statements on Honest and Fair Dealing and Antitrust and Competition.

Employees must a) avoid any interest that conflicts or appears to conflict with the interests of the Company or that could reasonably be determined to harm the Company’s reputation and b) report any actual or potential conflict of interest (including any material transaction or relationship that reasonably could be expected to give rise to such conflict) immediately to the Compliance Director and adhere to instructions concerning how to address such conflict of interest. A conflict of interest exists if actions by any Employee are, or could reasonably appear to be, influenced directly or indirectly by personal considerations, duties owed to or acts performed for persons or entities other than the Company, or by actual or potential personal benefit or gain. Employees may not become a director, officer, employee, agent or advisor to any company outside the Company without the prior written approval of the General Counsel, Compliance Director or US Regional Compliance Director unless the service complies with the Policy on Syncora Directors serving on the Boards of Syncora affiliated companies. Related Party transactions, that is, transactions between any Syncora company and an Employee (or a company in which any such Employee has an interest, excluding modest ownership interests in publicly traded companies) requires the approval of either the Compliance Director, US Regional Compliance Director or General Counsel. Certain transactions between a Syn-cora company and a Syncora Executive Officer or Director may require the approval of an appropriate committee of the Board of Directors. (See Policy Statements regarding Related Party Transactions.)

In addition, Employees owe a duty to advance the legitimate interests of the Company when the opportunities to do so arise. Employees should not, when advancing the legitimate interests of the Company, use these opportunities to further their own personal interests. Employ-

ees must also protect the Company’s assets, not use such assets for personal profit and ensure such assets efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Company assets should be used only for legitimate business purposes.

Providing loans to, or guarantees of obligations of, Employees or their family members will not be allowed without the prior written approval of the General Counsel, and if appropriate, the Board of Directors or a committee of the Board. The Company will not extend, maintain or arrange for any personal loan to or for any director or executive officer (or the equivalent thereof).

D.         CONFIDENTIALITY

              See Policy Statements

Employees may have access to proprietary and confidential information concerning the Company’s business, clients and suppliers. Employees are required to keep such information confidential during employment as well as thereafter, and not to use, disclose, or communicate that confidential information other than in the course of employment. The consequences to the Company can be severe where there is unauthorized disclosure of information pertaining to internal matters or developments, or by the unauthorized disclosure of any non-public, privileged or proprietary information. In addition to possibly violating the law, such disclosure could, among other things, competitively disadvantage the Company or breach the confidence of a client of the Company. No current or former Employee may disclose any attorney-client privileged information or any attorney work product without the prior written consent of the General Counsel or other appropriate legal officer of the Company. Proprietary or confidential information obtained by Employees in other capacities (including former employment) should not be used in violation of any applicable restrictions on the use of such information. Employees should inform their supervisors if they are subject to any such restrictions. Finally, the theft or knowing receipt of stolen proprietary information is a crime in most jurisdictions. Should you be offered or discover another’s proprietary information, or become aware of the existence of misappropriated information you should immediately contact a compliance attorney. The Company’s policy on confidentiality is more fully set forth in the Policy Statements.

E.          CORPORATE COMMUNICATIONS

Media: Employees should send any and all direct press enquiries, including requests for information, interviews or editorial contributions, to Syncora Marketing & Corporate Communications department. Furthermore, all media relations activities must also be approved in advance by the Syncora Marketing & Corporate Communications Department. Employees exposed to media contact when in the course of employment must not comment on rumors or speculation regarding the Company’s activities.

Press Releases: The Syncora Marketing & Corporate Communications Department must be notified of all press releases before they are issued. The Marketing & Corporate Communications Department and the Legal Department are jointly responsible for vetting and approving all releases issued by Syncora or any of its companies.

Conferences: Employees who are asked to address external meetings or conferences on behalf of the Company must notify the Marketing & Corporate Communications Department and obtain prior approval of speeches and/or presentations. In the case of investor conferences, Investor Relations Department should be notified and provide approval of speeches and/or presentations.

Endorsements: The use of Syncora’s name by non-Syncora entities is generally discouraged. However, all requests for Syncora or its employees to allow Syncora’s name to be used to endorse products, services, companies, programs etc. must be submitted to the Syncora Marketing & Corporate Communications Department, accompanied by a business rationale as to why the request should be approved. The request will then be reviewed jointly by the Marketing & Corporate Communications Department and the Legal Department.

Regulatory Inquiries: All inquiries from regulatory authorities or government representatives should be referred to the appropriate regional compliance officer, the Compliance Director or the General Counsel.

Regulation FD: In addition, senior management, investor relations professionals and others at Syncora who regularly communicate with securities market professionals (“FD Person(s)”) and with holders of Syncora securities must comply with the Regulation on Fair Disclosure promulgated by the Securities and Exchange Commission the (“SEC”) (“Regulation FD”). Regulation FD provides that whenever any FD Person discloses material, non-public information to certain persons (generally, securities market professionals and holders of Syncora securities who may trade on the basis of such information), Syncora must also disclose that information to the general public either simultaneously (for intentional disclosures) or promptly (for inadvertent disclosures). Additional guidance on Regulation FD is contained in the Policy Statements, including the Company’s Quiet Period Policy.

F.           DRUGS AND ALCOHOL

Company policy prohibits the illegal use, sale, purchase, transfer, possession or consumption of controlled substances, other than medically prescribed drugs, while on Company premises. Company policy also prohibits the use, sale, purchase, transfer or possession of alcoholic beverages by Employees while on Company premises, except as authorized by the Company. This policy requires that the Company must abide by applicable laws and regulations relative to the use of alcohol or other controlled substances. The Company, in its discretion, reserves the right to randomly test Employees for the use of alcohol or other controlled substances unless prohibited by applicable local law.

G.          POLICY AGAINST DISCRIMINATION

The Company prohibits discrimination against any Employee or prospective Employee on the basis of sex, race, color, age, religion, sexual preference, marital status, national origin, disability, ancestry, political opinion, or any other basis prohibited by the laws that govern its operations.

H.         POLICY AGAINST HARASSMENT

See Policy Statements

The Company prohibits unlawful harassment. Employees are expected to treat one another with respect. “Harassment” includes any conduct, including that of a sexual nature, that is likely to cause offense or humiliation to any person or that might, on reasonable grounds, be perceived by a reasonable person to place a condition on employment or on any opportunity for training or promotion.

I.           SECURITIES TRADING

              See Policy Statements

Syncora Holdings Ltd. is an SEC reporting company and is listed on the New York Stock Exchange and, accordingly, is subject to stringent rules relating to transactions in its securities.

Employees and their family members and their “tippees” are prohibited from trading securities while in possession of material, non-public information relating to the Company or any other company, including a customer or supplier that has a significant relationship with the Company. This policy is set forth in detail in the Policy Statements. Information is “material” when there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to buy, hold or sell securities. In short, any information that could reasonably affect the price of securities is material.

Information is considered to be “public” only when it has been released to the public through appropriate channels and enough time has elapsed to permit the investment market to absorb and evaluate the information.

Material, non-public information should only be disclosed to key personnel and outside advisers whose work for the Company requires that they have such information. All persons given access to such information should be advised of their insider status and, if necessary, be required to sign a confidentiality agreement or told not to disclose the information further except as absolutely necessary for corporate purposes. Such information must not be passed on to others, including family members, others living in the same household, friends, acquaintances, the media, or analysts (collectively, “tippees”).

Investment by Employees in Syncora securities is encouraged. In order to protect the Company and its Employees from liability that could result from a violation of legal requirements, the Company requires Employees to engage in purchases or sales of Syncora securities only during “Window Periods”. Currently, Window Periods begin at the opening of trading on the third full trading day following the public release of quarterly or annual financial results and end on the fifteenth day of the third calendar month of that calendar quarter. In cases of financial or other hardship, trading outside a Window Period may be permitted on a case-by-case basis with the prior approval of the General Counsel, the Compliance Director or US Regional Compliance Officer. No person may buy or sell Syncora securities, even during Window Periods, if such person is in possession of material, non-public information. If an Employee leaves his or her employment during a Closed Window Period (or blackout period) the former employee must abide by Syncora’s securities trading policy until the next open Window Period or obtain an exception from the Compliance Director.

At any time, the General Counsel or Compliance Director with consultation of appropriate legal counsel has authority to designate a “blackout period” over all trading in Syncora securities (even during a Window Period). A blackout period compels all trading in the securities affected to cease immediately for the period designated by the General Counsel or Compliance Director. A blackout period may be exercised over securities of companies with which the Company does or may do business or in which the Company invests or may invest. No one may disclose to any outside third party that a blackout period has been designated.

From time to time, the Company may grant Employees options to purchase Syncora securities at a certain price for a certain period of time. The Company has no obligation to monitor the status of such options including informing Employees when options are due to expire. Accordingly, in no event should an Employee rely on the Company to monitor the status of any such award and the Company will not be responsible for decisions that employees make regarding the exercise of such options.

With the prior specific written approval of the General Counsel or Compliance Director as to the particular plan or arrangement, officers and directors of Syncora may establish appropriate plans or arrangements that meet the “safe-harbor” provisions of Rule 10b5-1. That safe-harbor provides that a purchase or sale under such a pre-approved plan or arrangement is not on the basis of “material non-public information” if certain conditions specified in that Rule are satisfied. (However, the establishment of any such plan or arrangement is subject to the requirements of the policy on preclearance, window periods and blackout periods).

Any transactions in Syncora securities by any restricted group member (which includes Executive Officers and Directors of Syncora must be cleared in advance by the General Counsel, Compliance Director or US Regional Compliance Director. With respect to Executive Officers and Directors of Syncora Holdings Ltd., the SEC requires such persons to file a Form 4 with the SEC within two business days of virtually any change in ownership in Syncora’s shares except as described below. If those persons fail to file timely Form 4s, the Company will be required to describe the untimely report in its next proxy statement, and there may be other penalties involved.

Except in the limited circumstances in this paragraph, the two day filing requirement applies to all transfers of shares or options to acquire shares, not only sales and purchase transactions but also other transactions which previously qualified for annual reporting such as deferred compensation taken in share units and grants, awards, cancellations and re-pricings of restricted stock and options under Syncora’s stock and option plans. Annual reporting applies in very limited circumstances, such as gifts and transactions in tax qualified plans. To help prevent inadvertent violations as a result of these reporting requirements, the Company has adopted procedures for transactions in shares that are required to be complied with by Executive Officers and Directors of Syncora.

Failure to comply with the Company’s securities trading policy may subject Employees or Employees’ family members to criminal or civil penalties, as well as to disciplinary action by the Company up to and including termination for cause. Responsibility for complying with applicable laws as well as the Company’s policy rests with Employees individually.

Please direct all inquiries concerning the Company’s securities trading policy or the application of U.S. or other applicable insider trading and tipping laws to the General Counsel or other internal legal counsel.

J.           ELECTRONIC COMMUNICATION

              See Policy Statements

Electronic communications include all aspects of voice, video, and data communications, such as voice mail, e-mail, instant messaging, text messaging, fax, and the Internet. Employees should use electronic communications on systems provided by the Company for business purposes and refrain from personal use. Employees must not use personal email accounts or personal (e.g. home) computers to send or receive Syncora information or conduct Syncora business unless approved by the General Counsel, Compliance Director or US Regional Compliance Director. In addition, instant messaging relating to Company business may only be used on Company systems unless approved by the Compliance Director, US Regional Compliance Director or the Company’s Information Technology department. Text messaging by use of cell phones must not be used to conduct Company business. Among other things, you must not participate in any online forum where the business of the Company or its customers or suppliers is discussed: this may give rise to a violation of the Company’s confidentiality policy or subject the Company to legal action for defamation or other liability. The Company reserves the right to inspect all electronic communications involving the use of the Company’s equipment, software, systems, or other facilities (“Systems”) within the confines of applicable local law and Employees should not have an expectation of privacy when using Company Systems.

Employees are prohibited from tape recording any telephone conversations unless the system has been specifically approved by the General Counsel, Compliance Director or US Regional Compliance Director. In addition, tape recording of any internal speech or presentation is prohibited without the express approval of the Compliance Director, US Regional Compliance Director or General Counsel.

Please also refer to the Policy Statements for Internet Usage Policy and End User Information Risk Management Policy.

K.          INTEGRITY OF RECORDS,
              ACCOUNTING PROCEDURES
              AND DOCUMENT RETENTION POLICY
              AND PROCEDURES, AND FRAUD PREVENTION

              See Policy Statements

Accuracy, reliability and timeliness in the preparation of all financial and business records is mandated by law and is of critical importance to the Company’s decision making process and to the proper discharge of Syncora’s financial, legal and reporting obligations. The books, records and disclosure provisions of the U.S. Federal Securities Laws, the U.S. Foreign Corrupt Practices Act and other applicable laws require the Company to maintain accurate books and records and to devise, and have in place, an adequate system of internal controls. Such laws may provide for criminal and civil penalties for violations of these requirements. (See Policy Statement on Prohibitions against Bribery of Government Officials and Books and Records Requirements.)

The books and records provisions of the Foreign Corrupt Practices Act require that where the Company holds 50% or less of the voting power with respect to a domestic or foreign firm, the Company must proceed in good faith to use its influence, to the extent reasonable under the circumstances (such as degree of ownership and laws and practices governing the business operations of the country where the firm is located), to cause the domestic or foreign firm to devise a system of internal controls consistent with the specific books and records and internal accounting controls spelled out in the statute.

All business records, expense accounts, vouchers, bills, payrolls, service records, reports to government agencies and other reports must accurately reflect the facts. Without limiting the foregoing, all reports and documents filed with the SEC, as well as other public communications should be full, fair, accurate and understandable.

All corporate funds and assets must be recorded in accordance with Company procedures. The books and records of Syncora must be prepared with care and honesty and must accurately reflect each transaction recorded therein. False or misleading entries in such records are unlawful and are not permitted. No undisclosed or unrecorded funds or assets shall be established for any purpose. Where the Company permits petty cash funds to exist, such funds must be administered pursuant to the Company’s system of internal controls. Except for petty cash approved by the relevant business unit controller, no cash funds may be maintained. Electronic transfers of funds are not considered cash transactions but must be conducted in accordance with Company policy. The use of Company assets for any unlawful or improper purpose is strictly prohibited.

Employees must not, and must not direct others to, take any action to fraudulently influence, coerce, manipulate or mislead any public or certified public accountant engaged in the audit or review of the Company’s financial statements for the purpose of rendering those financial statements materially misleading; nor may they take any such action at the direction of any Employee. Examples of actions that could result in rendering financial statements materially misleading include: issuance of a report on the Company’s financial statements that is not warranted in the circumstances due to material violations of generally accepted accounting principles, generally accepted auditing standards, or other standards; non-performance of audit, review or other procedures required by generally accepted auditing standards or other professional standards; failure to withdraw an issued report under appropriate circumstances; and failure to communicate matters to the Company’s Audit Committee. Any such actions could be deemed by regulation, law or the Company to be “for the purpose of” rendering the financial statement misleading if the person involved knew or was unreasonable in not knowing that the improper action, if successful, would result in rendering financial statements materially misleading. Syncora is firmly committed to the prevention and detection of fraud. Fraud could have a material impact on the integrity of our financial statements and on our reputation.

To this end, Syncora has:

  introduced appropriate measures to minimize the risk of fraud, including a risk and control assessment process;

  provided appropriate mechanisms for employees to report instances of fraud, or potential fraud, while remaining anonymous, if they desire; and

  adopted procedures to investigate suspected fraud.

Unlike error, fraud is intentional and usually involves deliberate concealment of the facts with the intent to deceive. It may involve one or more members of management, employees, or third parties. Fraud could potentially give rise to misstatement of our financial statements, including:

  misstatements arising from fraudulent financial reporting (such as improper revenue recognition, overstatement of assets or understatement of liabilities);

  misstatements arising from misappropriation of assets (wire fraud, fictitious vendors);

  expenditures and liabilities for improper purposes;

  fraudulently obtained revenue and assets, or the avoidance of costs and expenses; and

  fraud in our fulfillment of disclosure obligations.

Syncora has created a control environment intended to mitigate the risk of fraud. Fraud is also specifically considered through a risk and control assessment process involving the Finance and Internal Audit departments. Controls that mitigate the risk of fraud are annually reviewed. Employees are encouraged to bring to the attention of their manager or the Compliance Director any opportunities or motives for fraud they do not think are adequately covered by the Company’s existing controls. These controls include segregation of duties, proper review and authorization procedures, and independent monitoring of data and documentation.

In addition, to comply with law and to provide reasonable assurance regarding the reliability of our financial statements, the Company has developed a Framework for Internal Controls (“FIC”). It is each Employee’s responsibility to assist, as required, in ensuring that FIC processes and controls are consistently followed. Any failures or violations of our FIC processes or controls must be reported promptly to the Company’s Controller or to a Regional Compliance Officer.

L.          ENTERTAINMENT
             GIFTS AND PAYMENTS

              See Policy Statements

Syncora will procure and provide goods and services based on service and quality. Decisions by the Company relating to the procurement and provision of goods and services should always be free from even a perception that favorable treatment was sought, received or given as the result of furnishing or receiving gifts, favors, hospitality, entertainment or other similar gratuity. The giving or receiving of anything of value to induce such decisions is prohibited.

Providing or receiving gifts or entertainment of nominal value motivated by commonly accepted business courtesies is permissible, but not if such gifts or entertainment would reasonably be expected to cause favoritism or a sense of obligation.

M.         POLITICAL CONTRIBUTIONS

              See Policy Statements

Certain jurisdictions have enacted laws prohibiting contributions (directly or indirectly) by corporations to political parties or candidates. For example, U.S. federal law prohibits such contributions in connection with federal elections, primaries or conventions. Numerous states prohibit political contributions by corporations. U.S. federal law also prohibits political contributions by persons who are not U.S. citizens or a national of the U.S. and who is not a permanent resident alien. Laws of various jurisdictions, including the U.S., impose various other limitations and restrictions on political contributions. Where corporate political contributions are legal, such contributions shall be made only from funds allocated for such a purpose and must be authorized or verified by the Board of Directors of the contributing entity.

Subject to any further legal limitations, employees may make political contributions to elected officials at the State, County and local levels only if (i) the employee is entitled to vote for such official and (b) the contributions, in total, are not in excess of $250 by an employee to each official of such issuer, per election. Political contributions to federal elected officials are not subject to this restriction but are subject to the limitations imposed by federal election laws.

In addition, the Company will not purchase tickets or pay fees for employees to attend an event where any portion of the funds will be used for election campaigns. Using company time or assets (phone, fax, computer) to support an employee’s run for public office or campaigning for a candidate is the equivalent of such a contribution, and is therefore not permitted. However, reasonable time off without pay, or the use of vacation time to support these activities is permitted.

Any exceptions to the above stated policies must be approved by the Chief Compliance Officer.

N.           COMMERCIAL BRIBERY

No commercial bribes or other similar payments or benefits shall be paid directly or indirectly to employees of suppliers or customers.

Commercial bribery includes any payment, or giving any thing of value, direct or indirect, to any director, officer, employee or representative of a customer or supplier of the Company made for the purpose of influencing or affecting such person’s business judgment or action.

O.          ANTITRUST AND COMPETITION

              See Policy Statements

The global activities of the Company are subject to antitrust and competition laws of various countries. Employees are required to consult with compliance personnel and internal counsel on all antitrust-sensitive matters.

In general, antitrust and anti-competition laws prohibit agreements or actions that may restrain trade or reduce competition. Violations include agreements among competitors or others to fix or control prices or to allocate territories or markets. Exceptions may exist for lawful joint ventures or regulated activities. Subject to the confirmation by the Compliance Director that there exist any such exceptions, Syncora prohibits Employees from participating in any discussions, understandings or agreements with a competitor regarding:

  Setting, raising, lowering, stabilizing or otherwise affecting premiums, rates, commissions or prices;

  Matters that would affect the availability or terms of insurance or reinsurance coverages or of other services or products;

  Allocation of markets, territories, or potential insureds, reinsureds or other customers;

  Limiting the number of insurers competing to sell insurance;

  Encouragement of a boycott of a person, customer or an insurance product or service or any other product or service, including whether to quote or not to quote certain types or classes or risks;

  What constitutes a “fair” profit level; or

  Credit terms.

Employees are also prohibited from discussing with or providing to any competitor, insurance broker or other third party any artificially inflated bids, prices and/or other terms and conditions with respect to insurance or reinsurance for the purpose of conferring a commercial advantage or disadvantage upon a third party and/or creating a false appearance of legitimate competition within the insurance industry.

Employees whose responsibilities involve antitrust sensitive matters must also study the Company’s Policy Statement with respect to antitrust.

P.          HEALTH, SAFETY
             AND ENVIRONMENTAL PROTECTION

The Company will conduct its business in a manner designed to protect the health and safety of its Employees, its customers, the public, and the environment. The Company’s policy is to comply with all applicable governmental health, safety, and environmental requirements. Any departure or suspected departure from this policy must be reported promptly.

Q.         ANTIBOYCOTT

The United States has enacted laws that prohibit or penalize participation in international boycotts not sanctioned by the United States, specifically the Arab boycott of Israel. U.S. law imposes reporting requirements regarding any requests to participate in any such unsanctioned boycott. The U.S. laws apply to entities organized under U.S. law and their controlled foreign affiliates, and to U.S. nationals or residents employed by such entities, but do not apply to U.S. nationals working for a non-U.S. company and residing outside the U.S. All Employees shall refer any request to participate in any such boycott to the Compliance Director with a copy to the appropriate regional compliance officer in advance of taking any action regarding a request to participate in any such boycott.

R.          TRADING RESTRICTIONS

              See Policy Statements

There are a variety of laws restricting trade enacted by countries in which the Company does business and these trade restrictions often apply to insurance and reinsurance activities. These restrictions may apply whether the trading takes place from the United States or otherwise. In all cases, U.S. trade restrictions apply to U.S. citizens and residents no matter where they are located as well as entities organized in the U.S. and persons in the U.S.

The Compliance Director maintains a current list of territories to which U.S., United Nations, European Union or other sanctions apply. These appear on a “Watchlist.” Presently, the United States imposes broad restrictions on trade with Syria, Cuba, Sudan, Iran and Burma (and, more narrowly, North Korea.) Before engaging in transactions with countries on the watchlist Employees should consult the Compliance Director, the US Regional Compliance Director or a Compliance Attorney to ascertain if governing law prohibits any proposed transactions. This list may change from time to time and current information will be made available to Employees via the intranet or email. Further information on a per country basis is also provided in the Policy Statements.

In addition, the U.S. Treasury periodically publishes lists of Specially Designated Nationals (SDNs), which are individuals and businesses with whom transactions are prohibited and whose assets in some cases must be blocked by persons subject to the regulations, because the SDNs are allegedly acting on behalf of embargoed countries. List of individuals are also published outside the U.S. by the European Union and the Bank of England. There are also restrictions regarding dealing with designated terrorists, foreign terrorist organizations, narcotics traffickers, narcotics kingpins, entities engaged in money laundering and vessels in which tar-

geted countries have an interest, as well as with designated persons and entities undermining democratic process in Zimbabwe and the Western Balkans. There are also arms embargoes concerning certain countries and restrictions relating to trading in rough diamonds. Transactions involving exports or re-exports to designated entities in India, Pakistan, China, Israel, Russia and Syria are also restricted.

Any Employee contemplating doing business or completing a transaction with nationals or public or private sector entities from such restricted countries or with restricted persons or entities must review the relevant provisions of the Policy Statements and obtain prior approval from both a manager and the appropriate compliance officer.

S.           PROHIBITIONS AGAINST BRIBERY OF
              GOVERNMENT OFFICIALS AND
              BOOKS AND RECORDS REQUIREMENTS

              See Policy Statements

Employees who come in contact in the course of their employment with government officials, political parties, party officials, candidates for political office and officials of public international organizations — whether U.S. or foreign — must maintain the highest professional standards. Never offer anything of value to any of the foregoing persons or related parties in an attempt to obtain a particular result for the Company.

T.           ANTI-MONEY LAUNDERING

              See Policy Statements

Money Laundering is a term used to describe the process of integrating profits from illegal activities into the legitimate financial system so that the profits appear to have originated from a legitimate source. The Company is committed to the prevention and detection of money laundering and may be required by anti-money laundering legislation to implement effective anti-money laundering strategies. The Company presently has in place a program of vigilance to combat any attempt to use the Company’s facilities to launder money which program is more fully described in the Policy Statements. Any Employee who knowingly permits illegal conduct or ignores suspicious activity that may indicate money laundering, will be subject to discipline, and can also be subject, along with the Company, to criminal and civil penalties. Money laundering issues are complex and Employees should not attempt to handle them on their own. Employees who have any questions or who become aware of any questionable business activities or circumstances that could suggest money laundering should promptly consult a compliance officer.

The Company’s money laundering training program will include training of new Employees, Employees whose duties could expose them to attempted money laundering (such as Employees responsible for the opening of new accounts), and the superiors of such Employees.

U.           PRIVACY

              See Policy Statements

To ensure the confidentiality of any personal information collected and to comply with applicable laws, any Employee in possession of non-public, personal information about the Company’s customers, potential customers, or Employees, must maintain the highest degree of confidentiality and must not disclose any personal information \ unless authorization is obtained from a Regional Compliance Officer. Employees must ensure that electronic data of this nature is protected in transmission and storage through the use of secure email or encryption. In general, the Company applies Data Privacy standards in relation to any data processed that relates to Employees, clients or others, which standards may be found in the Policy Statements. Further, Employees must follow any local privacy standards which are applicable.

V.          DOCUMENT RETENTION

              See Policy Statements

Business, tax, financial reporting and legal considerations require the orderly retention of Company records. For this purpose the Company has in place a Document Retention Policy which applies to electronic as well as paper records, a copy of which has been provided to all Employees and is an appendix to the Policy Statements. All Employees must comply with this Policy, and Employees are urged to familiarize themselves with the Policy. The retention periods set forth in the Policy govern all Company records unless a directive has been issued by the Company advising that the purging of all or certain categories of documents has been suspended (for example, because of an imminent, threatened or pending government investigation or proceeding, a pending civil litigation or proceeding or a subpoena) until further notice. If any Employee believes that any records should be preserved beyond the prescribed period, for any reason (for example, because of knowledge of an imminent or threatened investigation or proceeding), advice should be sought immediately from the Compliance Director’s office.

W.         TAX GUIDELINES

Syncora companies operate in a number of different jurisdictions throughout the world and are subject to oversight by various tax regulatory bodies. Employees must be aware of, and adhere to the Company’s tax procedures and protocols as promulgated by Syncora from time to time. All inquiries relating to tax should be referred to Syncora’s tax advisors (both internal and external).

X.           ELEVATED RISK COMPLEX STRUCTURED TRANSACTIONS

              See Policy Statements

Syncora has established and maintains, on a firm-wide basis, policies and procedures that are designed to accord increased scrutiny to any transactions entered into by the Company which pose elevated levels of legal or reputation risk to Syncora (“Elevated Risk Complex Structured Transactions”). Among other things, the policies help the Company identify, evaluate, address and manage these risks within its existing control framework. Examples of transactions that require heightened analysis include, among others, transactions that appear to:

  Lack economic substance or business purpose;

  Are designed for questionable accounting, regulatory or tax objectives;

  Raise concerns that the client will report or disclose the transaction in its public filings or financial statements in a manner that is materially misleading or inconsistent with the substance of the transaction or applicable regulatory or accounting requirements.

Any Employee who is presented with an Elevated Risk Complex Structured Transaction must conduct appropriate due diligence and take appropriate steps to address the risks from the transaction. Any concerns regarding Elevated Risk Complex Transactions should be referred to the Compliance Director.

COMPLIANCE CONTACTS
INFORMATION FOR SYNCORA HOLDINGS LTD.
AND ITS SUBSIDIARIES
AND AFFILIATES

GENERAL COUNSEL

NAME	TELEPHONE	FAX
Susan Comparato	212 478-3474	212 478 3579

COMPLIANCE DIRECTOR

NAME	TELEPHONE	FAX
Tom W. Currie	441 294-7455	441-296-4351

REGIONAL COMPLIANCE OFFICERS

NAME	LOCATION	TELEPHONE	FAX
Susan Comparato, US Regional	US	212 478-3474	212 478-3579
Compliance Director
Tom W. Currie	Bermuda	441 294-7455	441-296-4351
Fred Hnat	Europe	44 (0) 20 7933	To come
7470

COMPLIANCE ATTORNEYS

NAME	LOCATION	TELEPHONE	FAX
Susan Comparato	US	212 478-3474	212 478-3579

COMPLIANCE HOTLINE NUMBERS

UNITED STATES           212-478-3474

Regulatory Compliance

Regulatory compliance is overseen at a regulated entity level with each regulated entity having designated regulatory compliance staff or resources available to it.

SYNCORA HOLDINGS LTD.

CODE OF ETHICS FOR SYNCORA SENIOR FINANCIAL
OFFICERS FOR 2008

Financial Officers throughout Syncora Holdings Ltd. and its consolidated subsidiaries (the “Company”) play a critical role both in (1) the financial and management reporting process to Executive Management, the Board of Directors and Committees thereof, shareholders, and various regulatory and governmental agencies (such as the U.S. Securities and Exchange Commission and the New York Stock Exchange) and (2) the Company’s system of internal control.

The financial reporting process encompasses the accuracy of the accounting books and records, accurate preparation of financial statements in accord with US Generally Accepted Accounting Principles, the establishment of accounting procedures and internal accounting controls including the proper authorization for transactions and the safeguarding of assets and appropriate recognition of liability, and the accuracy of financial information utilized to manage the business activities and affairs and related financial disclosures to shareholders and regulatory authorities.

The system of internal controls is important to properly and effectively ensure corporate accountability and accurate financial reporting and to prevent fraud. Financial officers within the Company play an important role in the establishment, maintenance and enhancement of this system of internal controls.

The activities of financial officers within the Company are governed by a number of applicable laws, regulations and standards, including:

1)	U.S. The Foreign Corrupt Practices Act Of 1974 requires SEC registered companies to:

	i)	make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets, and

ii)

devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorizations, (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements and to maintain accountability for assets, (3) access to assets is permitted only in accordance with management’s general or specific authorization, and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

iii)

Where a registered company holds 50% or less of the voting power with respect to domestic or foreign firm the provisions set forth at paragraph 1(i) and (ii) above require that it proceed in good faith to use its influence, to the extent reasonable under the circumstances, to cause the domestic or foreign firm to devise and maintain a system of internal control consistent with such requirements.

2)	U.S. Sarbanes-Oxley Act of 2002

The Act covers a variety of areas, and seeks, among other things, to promote corporate responsibility, enhance public disclosure, and improve the quality and transparency of financial reporting and auditing.

A summary of the Sarbanes-Oxley Act of 2002 is required reading for designated financial officers of the Company.

3)	The Committee of Sponsoring Organizations of the Treadway Commission (COSO), setting forth the internal control framework as a standard for the internal control system

The COSO report’s definition of internal control:

Internal control is broadly defined as a process effected by an entity’s board of directors, management and other personnel, designed to provide reasonable assurance regarding the achievement of objectives in the following categories:

- effectiveness and efficiency of operations - reliability of financial reporting - compliance with applicable laws and regulations

4)

Various local governmental and quasi-governmental agencies including - SEC, FASB, National Association of Insurance Commissioners, NY Insurance Department, Financial Supervisory Authority of the UK, International Accounting Standards Board, etc.

Certificate of Compliance

In recognition of a duty of care and loyalty to the Company as a whole and that the Board of Directors of the Company speaks for the company, Financial Officers of the Company, to fulfill their responsibilities to the Company’s financial reporting process and system of internal control, will certify as follows:

“I, ______________________, as a Financial Officer of Syncora Holdings Ltd. or one of its consolidated subsidiaries (the “Company”) hereby certify that I will:

1.	Comply with the Syncora Holdings Ltd. Code of Business Conduct and Ethics.

2.	Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, which could be reasonably determined to harm the Company’s reputation.

3.	Apply accounting policies that are appropriate to the proper recording of transactions, including the proper timing of revenue and expense recognition.

4.	Ensure critical accounting policies are in accordance with those adopted by the Company and communicated by the Corporate CFO/Corporate Controller.

5.	Ensure that the system of internal control over the financial reporting process is maintained to a high professional standard and deficiencies are timely corrected.

6.	Establish and maintain a comprehensive financial reporting process to support internal management decision-making needs and external filing requirements.

7.	Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.

8.	Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

9.	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one’s independent judgment to be subordinated.

10.

Respect the confidentiality of information acquired in the course of one’s work except when authorized or otherwise legally obligated to disclose. Ensure confidential information acquired in the course of one’s work will not be used for personal advantage.

11.	Share knowledge and maintain skills important and relevant to Company’s needs including formal or informal education and training as appropriate.

12.	Promote ethical behavior as a responsible partner among peers, in the work environment and the community.

13.	Achieve responsible use of and control over all assets and resources employed or entrusted.

14.	Ensure all liabilities and contingent liabilities, including commitments and guarantees, are properly recorded.

15.	Comply with policy rules pertaining to non-audit services provided by our independent auditors.

16.	Ensure appropriate record retention policies are in place for the financial reporting process and to satisfy all regulatory requirements.

17.	Cooperate fully with all internal and external auditors and appropriate regulatory authorities.

18.	Avoid taking any action to fraudulently influence, coerce, manipulate or mislead independent auditors.

Signed by:
Printed name:
Date:

Please return by PDF to Tom Currie, with a copy to Susan Comparato. Originals should be sent to Tom Currie.